FINANCIAL RISK MANAGEMENT - Interest Rate Risk (Details) - Interest rate risk $ in Millions	12 Months Ended
Dec. 31, 2022 USD ($)
Disclosure of nature and extent of risks arising from financial instruments [table]
Reasonably possible change in cash flows, percent	0.50%
Impact of basis point decrease in interest rates on net income (loss)	$ 45
Impact of basis point increase in interest rates on net income (loss)	(45)
Impact of basis point decrease in interest rates on other comprehensive income (loss)	(40)
Impact of basis point increase in interest rates on other comprehensive income (loss)	$ 40